Exhibit 10.1

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT,

dated as of December 19, 2002

among

MEADWESTVACO CORPORATION

the Lenders listed on the signature pages hereof

THE BANK OF NEW YORK, as Administrative Agent

BANK ONE, N.A., as Syndication Agent

BANK OF AMERICA, N.A., CITICORP USA, INC. and JP MORGAN CHASE BANK, as Documentation Agents,

BARCLAYS BANK PLC, FLEET NATIONAL BANK, UBS AG, STAMFORD BRANCH and WACHOVIA BANK, as Managing Agents,

and

SUMITOMO MITSUI BANKING CORPORATION, SUNTRUST BANK and THE NORTHERN TRUST COMPANY, as Co-Agents

BNY CAPITAL MARKETS, INC. and BANC ONE CAPITAL MARKETS, INC.,

as Lead Arrangers and Book Runners

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Restated Credit Agreement"), dated as of December 19, 2002, among MEADWESTVACO CORPORATION (the "Borrower"), the lenders listed on the signature pages hereof, THE BANK OF NEW YORK, as Administrative Agent, BANK ONE, N.A., as Syndication Agent, BANK OF AMERICA, N.A., CITICORP USA, INC. and JP MORGAN CHASE BANK, as Documentation Agents, BARCLAYS BANK PLC, FLEET NATIONAL BANK and WACHOVIA BANK, as Managing Agents, and SUMITOMO MITSUI BANKING CORPORATION and SUNTRUST BANK, as Co-Agents.

RECITALS

I. The parties hereto desire to amend and restate the 364-Day Credit Agreement, dated as of December 21, 2001 (the "Existing Agreement"), among MeadWestvaco Corporation, the Banks party thereto, The Bank of New York, as Administrative Agent, Bank One, N.A., as Syndication Agent, JP Morgan Chase Bank, Citicorp USA, Inc. and Bank of America, N.A., as Documentation Agents, Barclays Bank plc, Commerzbank AG New York and Grand Cayman Branches, Fleet National Bank, The Bank of Nova Scotia and Wachovia Bank, as Managing Agents, and Sumitomo Mitsui Banking Corporation and SunTrust Bank, as Co-Agents, as amended by Amendment No. 1, dated as of January 7, 2002, to the extent set forth herein and subject to the terms and conditions hereof.

II. Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Agreement.

Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    Subject to paragraph 2 below, the Existing Agreement is hereby amended and restated, effective on and as of December 19, 2002, in its entirety so as to read as presently set forth therein with the following exceptions:

      The date "December 19, 2002" appearing in the defined term "Revolving Credit Period Expiration Date" is hereby deleted and the date "December 18, 2003" is hereby inserted in its place.

      Section 2.2 of the Existing Agreement is hereby amended by inserting the phrase ", signed by a Responsible Officer," immediately before the phrase "not later than 10:00 A.M."

      Section 2.3(b) of the Existing Agreement is hereby amended by inserting the following at the end thereof:

      Notwithstanding anything to the contrary herein contained, no such extension of the Maturity Date shall be effective unless the Administrative Agent shall have received the fee set forth in Section 2.8(d).

      Section 2.8 of the Existing Agreement is amended by adding a new paragraph (d) thereto as follows:

      (d) Term Option Fee. If the Borrower delivers an Extension Notice in accordance with Section 2.3(b), then the Borrower shall pay to the Administrative Agent for the account of each Bank, by no later than 1:00 p.m. (New York City time) on the Revolving Credit Period Expiration Date, a fee equal to 0.25% of the outstanding principal balance of such Bank's Loans outstanding on the Revolving Credit Period Expiration Date.

      Each Bank that shall have executed and delivered this Restated Credit Agreement (collectively, the "Continuing Lenders") shall have a Commitment in the amount set forth opposite the name of such Bank on its signature page hereto.

      Each Person (other than a Bank or a Loan Party) that shall have executed and delivered this Restated Credit Agreement (collectively, the "New Lenders" and, together with the Continuing Lenders, the "Lenders") shall, automatically, be and become a "Bank" under, and as defined in, this Restated Credit Agreement having a Commitment in the amount set forth opposite the name of such Person on its signature page hereto.

      The Commitment of each Bank not signing this Restated Credit Agreement shall terminate and all sums (collectively, the "Matured Amount") which are payable by the Loan Parties to the Administrative Agent and each such Bank under the Loan Documents (including, without limitation, all accrued and unpaid interest, Facility Fees and Utilization Fees) shall be and become due.

      (i) each Lender shall be deemed to have made to each other Lender an assignment of its Loans, if any, and each such other Lender shall be deemed to have accepted each such assignment, in each case to the extent necessary to cause the outstanding principal balance of each Lender's Loans to be equal to an amount equal to (A) the aggregate outstanding principal balance of all Loans multiplied by (B) a fraction, the numerator of which is the Commitment of such Lender and the denominator of which is the aggregate sum of the Commitments of all Lenders, in either case as set forth on the signature pages to this Restated Credit Agreement, and (ii) each Lender that shall so have accepted any such assignment shall pay to the Administrative Agent, for the account of each Lender making such assignment, an amount equal to the outstanding principal balance of the Loans accepted by such Lender from such assigning Lender.

    Paragraph 1 hereof shall not be effective unless and until each of the following conditions shall have been satisfied:

      The Administrative Agent shall have received from each Person listed on the signature pages hereto either (x) a counterpart of this Restated Credit Agreement signed on behalf of such Person or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Restated Credit Agreement) that such Person has signed a counterpart of this Restated Credit Agreement.

      The Borrower shall have paid to the Administrative Agent, the Lenders and the arrangers all fees (including upfront fees) and expenses that it shall have agreed in writing to pay and which are due and owing.

      The Administrative Agent shall have received from the Borrower, for the account of the appropriate person, the Matured Amount.

      The Administrative Agent shall have received from each Lender, for the account of the appropriate person, the amount payable by such Lender under paragraph 1(h) hereof.

    Each of the Borrower, and each Guarantor by consenting hereto, hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that no Default has occurred and is continuing and that all of the representations and warranties contained in the Loan Documents are true and correct, except as the context thereof otherwise requires and except for those representations and warranties which by their terms or by necessary implication are expressly limited to a state of facts existing at a time prior to the date hereof, or such other matters relating thereto as are identified in a writing to the Administrative Agent and the Lenders and are satisfactory to the Administrative Agent and the Lenders.

    This Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Restated Credit Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

    Each Loan Document shall in all other respects remain in full force and effect.

    THIS RESTATED CREDIT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated 364-Day Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MEADWESTVACO CORPORATION

By: /s/ Karen R. Osar

Name: Karen R. Osar

Title: Senior Vice-President and Chief Financial Officer

Consented to and Agreed:

THE MEAD CORPORATION

By: /s/ Karen R. Osar

Name: Karen R. Osar

Title: Senior Vice-President and Chief Financial Officer

WESTVACO CORPORATION

By: /s/ Karen R. Osar

Name: Karen R. Osar

Title: Senior Vice-President and Chief Financial Officer

$50,000,000  THE BANK OF NEW YORK, as a Bank and as the Administrative Agent

By: /s/ Eliza S. Adams

Name: Eliza S. Adams

Title: Vice President

 THE BANK OF NEW YORK, as a Bank and as the Administrative Agent

By:

Name:

Title:

$50,000,000 BANK ONE, NA, as a Bank and as the Syndication Agent

By:

Name:

Title:

$47,500,000 BANK OF AMERICA, N.A.

By:

Name:

Title:

$47,500,000 CITICORP USA, INC.

By:

Name:

Title:

$47,500,000 JP MORGAN CHASE BANK

By:

Name:

Title:

$30,000,000 BARCLAYS BANK PLC

By:

Name:

Title:

$30,000,000 FLEET NATIONAL BANK

By:

Name:

Title:

$30,000,000 WACHOVIA BANK

By:

Name:

Title:

$30,000,000 UBS AG, STAMFORD BRANCH

By:

Name:

Title:

By:

Name:

Title:

$25,000,000 SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

$25,000,000 SUNTRUST BANK

By:

Name:

Title:

$25,000,000 THE NORTHERN TRUST COMPANY

By:

Name:

Title:

$15,000,000 BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By:

Name:

Title:

$15,000,000 ING CAPITAL LLC

By:

Name:

Title:

$15,000,000 THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

$12,500,000 FIFTH THIRD BANK

By:

Name:

Title:

$5,000,000 NATIONAL CITY BANK

By:

Name:

Title: